Supplement dated May 23, 2022 to the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus dated May 1, 2022, for the Pacific Advisory Variable Annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information on your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

The cover page will be amended to include the following:

To view our latest Privacy Notice, please visit https://paclife.co/privacy-promise or contact 877-722-7848 for additional information.

The following fund information in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of fund expenses.	BlackRock Small Cap Index V.I. Fund Class I; BlackRock Advisors, LLC	0.22%	14.57%	11.85%	12.92%
Track the total return of the S&P 500 Index.	Schwab S&P 500 Index Portfolio; Charles Schwab Investment Management, Inc.	0.03%	28.67%	18.42%	16.39%

Form No. PAVASUP0522